UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 12, 2007, Kraft Foods Inc. (the “Company” or “Kraft”) expects to issue $2,000,000,000 aggregate principal amount of its 6.125% Notes due in 2018 (the “2018 Notes”) and $1,000,000,000 aggregate principal amount of its 6.875% Notes due in 2038 (the “2038 Notes” and collectively with the 2018 Notes, the “Notes”). The Notes will be issued pursuant to an Indenture (the “Indenture”) dated as of October 17, 2001, by and between the Company and The Bank of New York (as successor trustee to The Chase Manhattan Bank), as trustee, as supplemented by an Officers’ Certificate, dated December 12, 2007 (the “Officers’ Certificate”).

In connection with the issuance of the Notes, on December 5, 2007, the Company entered into a Terms Agreement (the “Terms Agreement”) with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell the Notes to the Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of December 5, 2007 (the “Underwriting Agreement”) are incorporated by reference in the Terms Agreement. Copies of the Underwriting Agreement and Terms Agreement are attached to this report as Exhibits 1.1 and 1.2, respectively.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a Prospectus dated December 4, 2007 and a Prospectus Supplement (the “Prospectus Supplement”) dated December 5, 2007 (Registration No. 333-147829) in connection with the public offering of the Notes.

The Notes are subject to certain customary covenants, including limitations on the Company’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. In addition, upon the occurrence of both (i) a change of control of the Company and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings within a specified period, the Company will be required to make an offer to purchase the Notes of each series at a price equal to 101% of the aggregate principal amount of such series, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the Prospectus Supplement. The Company may redeem all, but not part, of the Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the Notes is payable semiannually on February 1 and August 1, commencing August 1, 2008, to holders of record on the preceding January 15 or July 15, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The 2018 Notes will mature on February 1, 2018 and the 2038 Notes will mature on February 1, 2038.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.

In connection with the issuance of the Notes, Sidley Austin LLP is providing Kraft with the legal opinion attached to this report as Exhibit 5.1.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Notes, please refer to such agreements, the Officers’ Certificate, the form of 2018 Notes and the form of 2038 Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 4.1(a), 4.1(b) and 4.1(c), respectively.

Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for the Company, for which they received or will receive customary fees and expenses. Certain affiliates of the underwriters are lenders under Kraft’s $4.5 billion five-year revolving credit agreement, dated as of April 15, 2005 (the “five-year agreement”) and Kraft’s €5.3 billion bridge loan agreement, dated as of October 12, 2007 (the “Danone Biscuit Bridge Facility”). Credit Suisse, Cayman Islands Branch, an affiliate of Credit Suisse Securities (USA) LLC, and J.P. Morgan Securities Inc. are joint lead arrangers and bookrunners under the five-year agreement, and JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., is administrative agent under the five-year agreement. HSBC Bank USA, National Association, an affiliate of HSBC Securities (USA) Inc., and UBS Securities LLC are arrangers and documentation agents under the five-year agreement. Credit Suisse, Cayman Islands Branch is syndication agent under the five-year agreement. Credit Suisse, Cayman Islands Branch, Goldman Sachs Credit Partners L.P., an affiliate of Goldman, Sachs & Co., HSBC Bank USA, National Association, JPMorgan Chase Bank, N.A., UBS Securities LLC and Société Générale, an affiliate of SG Americas Securities, LLC, are joint lead arrangers and joint bookrunners under the Danone Biscuit Bridge Facility. JPMorgan Chase Bank, N.A. is administrative agent under the Danone Biscuit Bridge Facility. Goldman Sachs Credit Partners L.P. is a syndication agent under the Danone Biscuit Bridge Facility. Credit Suisse, Cayman Islands Branch, HSBC Bank USA, National Association, UBS Securities LLC and Société Générale are documentation agents under the Danone Biscuit Bridge Facility. Goldman, Sachs & Co. acted as a financial advisor to Kraft in connection with its acquisition of Groupe Danone’s global biscuit business. Goldman, Sachs & Co. is acting as a financial advisor to Kraft in connection with Kraft’s proposed transaction to merge its Post cereals business into Ralcorp Holdings, Inc. Certain of the underwriters and their respective affiliates act as agents and/or brokers in connection with Kraft’s share repurchase program.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
1.1	Amended and Restated Underwriting Agreement, dated December 5, 2007

1.2	Terms Agreement, dated December 5, 2007, among the Company and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein

4.1(a)	Officers’ Certificate, dated December 12, 2007, establishing the terms and forms of the Notes

4.1(b)	Specimen of 6.125% Notes due 2018

4.1(c)	Specimen of 6.875% Notes due 2038

5.1	Opinion dated December 12, 2007 of Sidley Austin LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

Date: December 12, 2007	/s/ TIMOTHY R. MCLEVISH
	Name:	Timothy R. McLevish
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Amended and Restated Underwriting Agreement, dated December 5, 2007

1.2	Terms Agreement, dated December 5, 2007, among the Company and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein

4.1(a)	Officers’ Certificate, dated December 12, 2007, establishing the terms and forms of the Notes

4.1(b)	Specimen of 6.125% Notes due 2018

4.1(c)	Specimen of 6.875% Notes due 2038

5.1	Opinion dated December 12, 2007 of Sidley Austin LLP